Exhibit 32.1

Certification by the Principal Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2003


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, each of the undersigned officers of Iroquois Gas Transmission System, L.P., a limited partnership organized under the laws of the State of Delaware (the "Partnership"), does hereby certify that, to the best of such officer's knowledge:


     1. The accompanying Quarterly Report of the Partnership on Form 10-Q/A for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                          /s/ E.J. Holm
                                          ---------------------------
                                          E. J. Holm
                                          President
                                          June 22, 2005



                                          /s/ Paul Bailey
                                          ---------------------------
                                          Paul Bailey
                                          Vice President and Chief
                                          Financial Officer
                                          June 22, 2005